Exhibit 21

Community Health Systems, Inc.

SUBSIDIARY LISTING

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

5300 Grand Limited Partnership* (OK)
A Woman’s Place, LLC (DE)
Abilene Clinic Asset Holding Company, LLC (DE)
Abilene Hospital, LLC (DE)
Abilene Merger, LLC (DE)
AF-CH-HH, LLC# (DE)
Affinity Cardio-Thoracic Specialists, LLC (DE)
Affinity Cardiovascular Specialists, LLC (DE)
Affinity Health Systems, LLC (DE)
Affinity Hospital, LLC (DE)	d/b/a Grandview Medical Center
Affinity Neurosurgical Specialists, LLC (DE)
Affinity Orthopedic Services, LLC (DE)
Affinity Physician Services, LLC (DE)
Affinity Skilled Nursing, LLC (DE)
Alabama HMA Physician Management, LLC (AL)
Alaska Physician Services, LLC (DE)
Alice Hospital, LLC (DE)
Alice Regional Hospital Community Alliance, Inc. (TX)
Alliance Health Partners, LLC (MS)	d/b/a Merit Health Batesville
Alliance Outpatient Imaging JV, LLC# (DE)
Ambulance Services of Dyersburg, Inc. (TN)
Ambulance Services of McNairy, Inc. (TN)
Amory HMA Physician Management, LLC (MS)
Amory HMA, LLC (MS)	d/b/a Merit Health Gilmore Memorial
Anesthesiology Group of Hattiesburg, LLC (DE)
Angelo Community Healthcare Services, Inc. (TX)
Anna Home Care Services, LLC (DE)
Anniston HMA, LLC* (AL)	d/b/a Stringfellow Memorial Hospital
APS Medical, LLC (DE)
Arizona ASC Management, Inc. (AZ)
Arizona DH, LLC (DE)
Arizona Medco, LLC (DE)
Arkansas HMA Regional Service Center, LLC (AR)
Arkansas Medical Imaging JV, LLC# (DE)
ARMC, LP (DE)	d/b/a Abilene Regional Medical Center
ASC JV Holdings, LLC (DE)
ASCOA JV, LLC* (DE)
Augusta HMA Physician Management, Inc. (GA)
Augusta HMA, Inc. (GA)
Augusta Home Care Services, LLC# (DE)
Barberton Health System, LLC (DE)
Barberton Physician Services, LLC (DE)
Bartow HMA Physician Management, LLC (FL)
Bartow HMA, LLC (FL)

Batesville HMA Development, LLC (MS)
Batesville HMA Medical Group, LLC* (MS)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Bayfront Ambulatory Surgical Center, LLC* (DE)
Bayfront Health Imaging Center, LLC* (DE)
Bayfront HMA Convenient Care, LLC* (FL)
Bayfront HMA Healthcare Holdings, LLC* (FL)
Bayfront HMA Home Health, LLC# (FL)
Bayfront HMA Investments, LLC* (FL)
Bayfront HMA Medical Center, LLC* (FL)	d/b/a Bayfront Health St. Petersburg
Bayfront HMA Physician Management, LLC* (FL)
Bayfront HMA Real Estate Holdings, LLC* (FL)
Bayfront HMA Wellness Center, LLC* (FL)
Beauco, LLC (DE)
Beaumont Medical Center, L.P. (DE)
Beaumont Regional, LLC (DE)
Berwick Clinic Company, LLC (DE)
Berwick Clinic Corp. (PA)
Berwick Home Care Services, LLC# (DE)
Berwick Home Health Private Care, Inc. (PA)
Berwick Hospital Company, LLC (DE)	d/b/a Berwick Hospital Center
BH Trans Company, LLC (DE)
Big Bend Home Care Services, LLC (DE)
Biloxi H.M.A., LLC (MS)	d/b/a Merit Health Biloxi
Biloxi HMA Physician Management, LLC (MS)
Birmingham Holdings II, LLC (DE)
Birmingham Holdings, LLC (DE)
Birmingham Home Care Services, LLC# (DE)
Blackwell HMA, LLC (OK)
Blackwell HMPN, LLC (OK)
Blackwell Home Health & Hospice, LLC (OK)
Blue Island Home Care Services, LLC# (DE)
Bluefield Clinic Company, LLC (DE)
Bluefield HBP Medical Group, LLC (DE)
Bluefield Holdings, LLC (DE)
Bluefield Hospital Company, LLC (DE)	d/b/a Bluefield Regional Medical Center
Bluffton Health System LLC (DE)	d/b/a Bluffton Regional Medical Center
Bluffton Physician Services, LLC (DE)
Boyertown Medical Services, L.P.# (PA)
Brandon HMA, LLC (MS)	d/b/a Merit Health Rankin
Brandon Physician Management, LLC (DE)
Brandywine Hospital Malpractice Assistance Fund, Inc. (PA)
Brazos Valley of Texas, L.P. (DE)
Brazos Valley Surgical Center, LLC (DE)
Brevard HMA ALF, LLC (FL)
Brevard HMA APO, LLC (FL)
Brevard HMA ASC, LLC (FL)
Brevard HMA Diagnostic Imaging, LLC (FL)
Brevard HMA HME, LLC (FL)
Brevard HMA Holdings, LLC (FL)
Brevard HMA Home Health, LLC# (FL)
Brevard HMA Hospice, LLC# (FL)
Brevard HMA Hospitals, LLC (FL)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Brevard HMA Investment Properties, LLC (FL)
Brevard HMA Nursing Home, LLC (FL)
Broken Arrow Medical Group, LLC (DE)
Brooklyn Medical Associates, LLC (IN)
Brooksville HMA Physician Management, LLC (FL)
Brownsville Clinic Corp. (TN)
Brownsville Hospital Corporation (TN)
Brownwood Asset Holding Company, LLC (DE)
Brownwood Hospital, L.P. (DE)	d/b/a Brownwood Regional Medical Center
Brownwood Medical Center, LLC (DE)
Bullhead City Clinic Corp. (AZ)
Bullhead City Hospital Corporation (AZ)	d/b/a Western Arizona Regional Medical Center
Bullhead City Hospital Investment Corporation (DE)
Bullhead City Imaging Corporation (AZ)
Byrd Medical Clinic, Inc. (LA)
Cahaba Orthopedics, LLC (DE)
Campbell County HMA, LLC (TN)	d/b/a LaFollette Medical Center
Canton HMA, LLC (MS)
Cardiology Associates of Spokane, LLC (DE)
Cardiology Associates of Tri-cities, LLC (DE)
Carlisle HMA Physician Management, LLC (PA)
Carlisle HMA Surgery Center, LLC (PA)
Carlisle HMA, LLC (PA)	d/b/a Carlisle Regional Medical Center
Carlisle Medical Group, LLC (PA)
Carlsbad Medical Center, LLC (DE)	d/b/a Carlsbad Medical Center
Carolina Surgery Center, LLC* (SC)
Carolinas Holdings, LLC (DE)
Carolinas Internal Medicine, LLC (DE)
Carolinas JV Holdings General, LLC (DE)
Carolinas JV Holdings II, LLC (DE)
Carolinas JV Holdings, L.P. (DE)
Carolinas Medical Alliance, Inc. (SC)
Carolinas OB/GYN Medical Group, LLC (DE)
CDI JV, LLC# (DE)
Cedar Park Clinic Asset Holding Company, LLC (DE)
Cedar Park Health System, L.P.* (DE)	d/b/a Cedar Park Regional Medical Center
Cedar Park Surgery Center, L.L.P.# (TX)
Center for Adult Healthcare, LLC (DE)
Center for Medical Interoperability, Inc.# (DE)
Central Florida HMA Holdings, LLC (DE)
Central Polk, LLC* (FL)
Central States HMA Holdings, LLC (DE)
Centre Home Care, LLC# (AL)
Chaves County New Mexico Hospital Company, LLC (DE)
Chester HMA Physician Management, LLC (SC)
Chester HMA, LLC (SC)	d/b/a Chester Regional Medical Center
Chester Medical Group, LLC (SC)
Chester PPM, LLC (SC)
Chesterton Surgery Center, LLC* (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Chestnut Hill Clinic Company, LLC (DE)
Chestnut Hill Health System, LLC (DE)
Chestnut Knoll Home Health Care, L.P.# (PA)
CHHS ALF Company, LLC (DE)
CHHS Development Company, LLC (DE)
CHHS Holdings, LLC (DE)
CHHS Hospital Company, LLC (DE)	d/b/a Chestnut Hill Hospital
CHHS Rehab Company, LLC (DE)
Children’s Mobile Team# (PA)
CHS Kentucky Holdings, LLC (DE)
CHS Mississippi State Political Action Committee (TN)
CHS Pennsylvania Holdings, LLC (DE)
CHS PSO, LLC (DE)
CHS Realty Holdings I, Inc. (TN)
CHS Realty Holdings II, Inc. (TN)
CHS Realty Holdings III, LLC (DE)
CHS Realty Holdings Joint Venture (TN)
CHS Receivables Funding, LLC (DE)
CHS Tennessee Holdings, LLC (DE)
CHS Virginia Holdings, LLC (DE)
CHS Washington Holdings, LLC (DE)
CHS/Community Health Systems, Inc. (DE)
CHS-ASC, LLC (DE)
CHSPSC Leasing, Inc. (DE)
CHSPSC, LLC (DE)
Citrus HMA, LLC (FL)	d/b/a Seven Rivers Regional Medical Center
Claremore Anesthesia, LLC (DE)
Claremore Internal Medicine, LLC (DE)
Claremore Physicians, LLC (DE)
Claremore Regional Hospital, LLC (DE)
Clarksdale HMA Physician Management, LLC (MS)
Clarksdale HMA, LLC (MS)	d/b/a Merit Health Northwest Mississippi
Clarksville Endoscopy Center, LLC* (DE)
Clarksville Health System, G.P.* (DE)	d/b/a Tennova Healthcare - Clarksville
Clarksville Holdings II, LLC (DE)
Clarksville Holdings, LLC (DE)
Clarksville Home Care Services, LLC# (DE)
Clarksville Imaging Center, LLC# (TN)
Clarksville Physician Services, G.P.* (DE)
Clarksville Surgicenter, LLC# (TN)
Cleveland Home Care Services, LLC# (DE)
Cleveland Hospital Company, LLC (TN)
Cleveland Medical Clinic, Inc. (TN)
Cleveland PHO, Inc. (TN)
Cleveland Tennessee Hospital Company, LLC (DE)	d/b/a Tennova Healthcare – Cleveland
Click to Care, LLC (FL)
Clinton County Health System, LLC (DE)
Clinton HMA, LLC (OK)	d/b/a AllianceHealth Clinton
Clinton HMPN, LLC (OK)
Clinton Home Health & Hospice LLC# (OK)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Coast Imaging, LLC# (MS)
Coatesville Cardiology Clinic, LLC (DE)
Coatesville Clinic Company, LLC (DE)
Coatesville Hospital Corporation (PA)	d/b/a Brandywine Hospital
Cocke County HMA, LLC (TN)	d/b/a Newport Medical Center
Coffee Hospital Management Associates, Inc. (TN)
C-OK, LLC (DE)
College Station Clinic Asset Holding Company, LLC (DE)
College Station Diagnostic Clinic (TX)
College Station Hospital, L.P. (DE)	d/b/a College Station Medical Center
College Station Medical Center, LLC (DE)
College Station Merger, LLC (DE)
College Station RHC Company, LLC (DE)
Collier Boulevard HMA Physician Management, LLC (FL)
Collier HMA Facility Based Physician Management, LLC (FL)
Collier HMA Neurological Vascular Medical Group, LLC (FL)
Collier HMA Physician Management, LLC (FL)
Commonwealth CyberKnife, LLC# (DE)
Commonwealth Health Clinically Integrated Network, LLC (DE)
Commonwealth Health Urgent Care, LLC (DE)
Commonwealth Physician Network, LLC (DE)
Community GP Corp. (DE)
Community Health Care Partners, Inc. (MS)
Community Health Investment Company, LLC (DE)
Community Health Network, Inc. (AL)
Community Health Physicians Operations Holding Company, LLC (DE)
Community Health Systems Foundation (TN)
Community Health Systems Professional Services Corporation Political Action Committee (TN)
Community Health Systems, Inc. (DE)
Community Information Network, Inc.
Community Insurance Group SPC, LTD. (Cayman Islands)
Community LP Corp. (DE)
Community Network Solutions, LLC (DE)
Compass Imaging, LLC (MS)
Consolidated Hospital Laundry Services, Inc.# (IN)
Coronado Medical, LLC (DE)
Coventry Clinic Company, LLC (DE)
CP Hospital GP, LLC (DE)
CPLP, LLC (DE)
Credentialing Verification Services, LLC (DE)
Crestview Hospital Corporation* (FL)	d/b/a North Okaloosa Medical Center
Crestview Professional Condominiums Association, Inc.* (FL)
Crestview Surgery Center, L.P. (TN)
Crestwood Healthcare, L.P. (DE)	d/b/a Crestwood Medical Center
Crestwood Hospital LP, LLC (DE)
Crestwood Hospital, LLC (DE)
Crestwood Physician Services, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Crestwood Surgery Center, LLC* (DE)
Crossgates HMA Medical Group, LLC (MS)
Crossroads Healthcare Management, LLC# (TX)
Crossroads Home Care Services, LLC# (DE)
Crystal River HMA Physician Management, LLC (FL)
CS Surgery Center Holdings, LLC* (DE)
CSMC, LLC (DE)
CSP ASC Holdings, LLC* (DE)
Dallas Phy Service, LLC (DE)
Dallas Physician Practice, L.P. (DE)
Day Surgery, Inc. (KS)
DCF (TX)
Deaconess Health System, LLC* (OK)	d/b/a AllianceHealth Deaconess
Deaconess Holdings, LLC (DE)
Deaconess Hospital Holdings, LLC (DE)
Deaconess Metropolitan Physicians, LLC (DE)
Deaconess Physician Services, LLC (DE)
Deaconess Portland MOB Limited Partnership# (OK)
Deming Home Care Services, LLC# (DE)
Desert Hospital Holdings, LLC (DE)
Detar Hospital, LLC (DE)
DFW Physerv, LLC (DE)
DH Cardiology, LLC (DE)
DHFW Holdings, LLC (DE)
Diagnostic Clinic of Longview (TX)
Diagnostic Imaging Centers of NEPA, LLC# (PA)
Diagnostic Imaging Management of Brandywine Valley, LLC (PA)
Diagnostic Imaging of Brandywine Valley, LP (PA)
Doctors of Laredo, LLC (DE)
Dothan HBP Services, LLC (DE)
Dukes Health System, LLC (DE)	d/b/a Dukes Memorial Hospital
Dukes Physician Services, LLC (DE)
Dupont Hospital, LLC* (DE)	d/b/a Dupont Hospital
Durant H.M.A., LLC* (OK)	d/b/a AllianceHealth Durant
Durant HMA Home Health, LLC (OK)
Durant HMA Physician Management, LLC (OK)
Durant HMA Surgical Center, LLC* (OK)
Dyersburg Clinic Corp. (TN)
Dyersburg HBP Medical Group, LLC (DE)
Dyersburg Hospital Company, LLC (TN)	d/b/a Tennova Healthcare – Dyersburg Regional
E.D. Clinics, LLC (DE)
East Georgia HMA Physician Management, LLC (GA)
East Georgia Regional Medical Center, LLC* (GA)	d/b/a East Georgia Regional Medical Center
East Tennessee Clinic Corp. (TN)
East Tennessee Health Systems, Inc. (TN)
Easton Hospital Malpractice Assistance Fund, Inc. (PA)
Edge Medical Clinic, Inc. (AL)
El Dorado Home Care Services, LLC# (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

El Dorado Surgery Center, L.P.* (DE)
EL MED, LLC (DE)
Eligibility Screening Services, LLC (DE)
Empire Health Services (WA)
Emporia Clinic Corp. (VA)
Emporia Home Care Services, LLC# (DE)
Emporia Hospital Corporation (VA)	d/b/a Southern Virginia Regional Medical Center
Enterprise Clinic, LLC (DE)
Eufaula Clinic Corp. (AL)
Eufaula Hospital Corporation (AL)
EverRad HMA Holdings, LLC (FL)
Fallbrook Home Care Services, LLC (DE)
Fallbrook Hospital Corporation (DE)
Family Home Care, Inc. (TN)
Fayetteville Arkansas Hospital Company, LLC* (DE)	d/b/a Northwest Health Physicians’ Specialty Hospital
First Choice Health Network, Inc.# (WA)
First Choice Health Plan of Mississippi, LLC# (MS)
Firstcare, Inc.# (IN)
Florence Home Care Services, LLC# (DE)
Florida Endoscopy and Surgery Center, LLC* (FL)
Florida HMA Holdings, LLC (DE)
Florida HMA Regional Service Center, LLC (FL)
Florida HMA Urgent Care, LLC (FL)
Florida Medical Imaging JV, LLC# (DE)
Florida West Coast Health Alliance, LLC* (DE)
Flowood River Oaks HMA Medical Group, LLC (MS)
Foley Clinic Corp. (AL)
Foley Home Health Corporation (AL)
Foley Hospital Corporation (AL)	d/b/a South Baldwin Regional Medical Center
Fort Payne Home Care, LLC# (AL)
Fort Smith HMA Home Health, LLC# (AR)
Fort Smith HMA PBC Management, LLC (AR)
Fort Smith HMA Physician Management, LLC (AR)
Fort Smith HMA, LLC (AR)	d/b/a Sparks Health System
Frankfort Health Partner, Inc. (IN)
Franklin Clinic Corp. (VA)
Franklin Home Care Services, LLC# (DE)
Franklin Hospital Corporation (VA)	d/b/a Southampton Memorial Hospital
Fresenius Vascular Care Petersburg, LLC# (DE)
Fulton Home Care Services, LLC# (DE)
Gadsden HMA Physician Management, LLC* (AL)
Gadsden Home Care Services, LLC# (DE)
Gadsden Regional Medical Center, LLC (DE)	d/b/a Gadsden Regional Medical Center
Gadsden Regional Physician Group Practice, LLC (DE)
Gadsden Regional Primary Care, LLC (AL)
Gaffney Clinic Company, LLC (DE)
Gaffney H.M.A., LLC (SC)	d/b/a Mary Black Health System – Gaffney
Gaffney HMA Physician Management, LLC (SC)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Gaffney PPM, LLC (SC)
Galesburg Home Care, LLC# (DE)
Gateway Medical Services, Inc. (FL)
Granbury Clinic Asset Holding Company, LLC (DE)
Granbury Hospital Corporation (TX)	d/b/a Lake Granbury Medical Center
Granbury Mammography JV, LLC# (DE)
Granbury Texas Hospital Investment Corporation (DE)
Granite City Home Care Services, LLC# (DE)
GRB Real Estate, LLC (DE)
Green Clinic, LLC (FL)
Greenbrier Valley Anesthesia, LLC (DE)
Greenbrier Valley Emergency Physicians, LLC (DE)
Greenbrier VMC, LLC* (DE)	d/b/a Greenbrier Valley Medical Center
GRMC Holdings, LLC (DE)
Gulf Coast HMA Physician Management, LLC (FL)
Gulf Coast Hospital, L.P. (DE)
Gulf Coast Medical Center, LLC (DE)
Gulf Oaks Therapeutic Day School, LLC (MS)
Gulf South Surgery Center, LLC# (MS)
Gulfmed, Inc.# (MS)
Haborside Surgery Center, LLC (FL)
Haines City HMA Physician Management, LLC (FL)
Haines City HMA Urgent Care, LLC (FL)
Haines City HMA, LLC* (FL)	d/b/a Heart of Florida Regional Medical Center
Hallmark Healthcare Company, LLC (DE)
Hamlet PPM, LLC (NC)
Harris Managed Services, Inc. (AR)
Harrison HMA Physician Management, LLC (MS)
Harrison HMA, LLC (MS)
Harton Clinic Company, LLC (DE)
Hartsville ENT, LLC (SC)
Hartsville HMA Physician Management, LLC (SC)
Hartsville PPM, LLC (SC)
Hattiesburg ASC-GP, LLC (DE)
Hattiesburg Home Care Services, LLC# (DE)
Health Management Associates, LLC (DE)
Health Management Associates, LP (DE)
Health Management General Partner I, LLC (DE)
Health Management General Partner, LLC (DE)
Health Management Information Technology, LLC (DE)
Health Management Intellectual Properties, LLC (TX)
Health Management Physician Associates, LLC (DE)
Healthcare of Forsyth County, Inc. (GA)
HealthTrust Purchasing Group, L.P.# (DE)
Healthwest Holdings, Inc. (AZ)
Heart of Florida Surgery Center, LLC* (DE)
Hefner Pointe Medical Associates, LLC# (OK)
Helena Home Care Services, LLC# (DE)
Heritage Healthcare Innovation Fund II, LP# (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Heritage Healthcare Innovation Fund, LP# (DE)
Hernando HMA Ancillary, LLC (FL)
Hernando HMA, LLC* (FL)	d/b/a Bayfront Health Brooksville; Bayfront Health Spring Hill
Highland Health Systems, Inc. (TX)
Hill Country ASC Partners, L.L.C.# (TX)
Hill Regional Clinic Corp. (TX)
HIM Central Services, LLC (DE)
HMA ASC Holdings, LLC (DE)
HMA ASCOA Holdings, LLC (DE)
HMA Bayflite Services, LLC (FL)
HMA Blue Chip Holdings, LLC (DE)
HMA CAT, LLC (TX)
HMA Employee Disaster Relief Fund, Inc. (FL)
HMA Fentress County General Hospital, LLC (TN)	d/b/a Tennova Healthcare – Jamestown
HMA Hospital Holdings, LP (DE)
HMA Lake Shore, Inc.* (FL)
HMA Leasing, LLC (TN)
HMA MRI, LLC (TX)
HMA Oklahoma Clearing Service, LLC (OK)
HMA Physician Practice Management, LLC (FL)
HMA Professional Services Group, LP (DE)
HMA Regent Holdings, LLC (DE)
HMA Santa Rosa Medical Center, LLC (FL)	d/b/a Santa Rosa Medical Center
HMA Services GP, LLC (DE)
HMA/Solantic Joint Venture, LLC# (DE)
HMA-ASCOA Investments, LLC* (DE)
HMA-ASCOA Investments, LLC* (DE)
HMA-TRI Holdings, LLC (DE)
Hobbs Medco, LLC (DE)
Hobbs Physician Practice, LLC (DE)
Hood Medical Group (TX)
Hood Medical Services, Inc. (TX)
Hospital Management Associates, LLC (FL)
Hospital Management Services of Florida, LP (FL)
Hospital of Fulton, Inc. (KY)
Hospital of Morristown, LLC (TN)	d/b/a Lakeway Regional Hospital
Hot Springs Outpatient Surgery Center, G.P. (AR)
HP LRHS Land, LLC# (IN)
HTI Tucson Rehabilitation, Inc. (AZ)
Humble Texas Home Care Corporation (TX)
ICSE Leasing Corp. (DE)
Illinois Home Care Holdings, LLC# (DE)
Imaging JV Holdings, LLC (DE)
INACTCO, Inc. (DE)
Innovations Surgery Center, LLC (FL)
Innovative Recoveries, LLC (DE)
Intermountain Medical Group, Inc. (PA)
IOM Health System, L.P.* (IN)	d/b/a Lutheran Hospital of Indiana
Jackson HMA North Medical Office Building, LLC (MS)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Jackson HMA, LLC (MS)	d/b/a Merit Health Central
Jackson Home Care Services, LLC# (DE)
Jackson Hospital Corporation (TN)
Jackson, Tennessee Hospital Company, LLC* (TN)	d/b/a Tennova Healthcare – Regional Jackson
Jamestown HMA Leasing, LLC (TN)
Jamestown HMA Physician Management, LLC (TN)
Jasper Medical Group, LLC (FL)
Jefferson County HMA, LLC (TN)	d/b/a Jefferson Memorial Hospital
Jennersville Family Medicine, LLC (DE)
Jennersville Regional Hospital Malpractice Assistance Fund, Inc. (PA)
Jourdanton Clinic Asset Holding Company, LLC (DE)
Jourdanton Home Care Services, LLC# (DE)
Jourdanton Hospital Corporation (TX)	d/b/a South Texas Regional Medical Center
Kay County Clinic Company, LLC (OK)
Kay County Hospital Corporation (OK)
Kay County Oklahoma Hospital Company, LLC (OK)	d/b/a AllianceHealth Ponca City
Kennett HMA Physician Management, LLC (MO)
Kennett HMA, LLC (MO)	d/b/a Twin Rivers Regional Medical Center
Key West HMA Physician Management, LLC (FL)
Key West HMA, LLC (FL)	d/b/a Lower Keys Medical Center
Keystone HMA Property Management, LLC (PA)
Kirksville Academic Medicine, LLC (MO)
Kirksville Clinic Corp. (MO)
Kirksville Home Care Services, LLC (MO)
Kirksville Hospital Company, LLC (DE)
Kirksville Missouri Hospital Company, LLC* (MO)	d/b/a Northeast Regional Medical Center
Kirksville Physical Therapy Services, LLC (DE)
Knox Hospital Company, LLC* (DE)	d/b/a Starke Hospital
Knoxville HMA Cardiology PPM, LLC (TN)
Knoxville HMA Development, LLC (TN)
Knoxville HMA Family Services, LLC (TN)
Knoxville HMA Holdings, LLC (TN)
Knoxville HMA Homecare DME & Hospice, LLC (TN)
Knoxville HMA JV Holdings, LLC (TN)
Knoxville HMA Mission Services, LLC (TN)
Knoxville HMA Physician Management, LLC (TN)
Knoxville HMA Wellness Center, LLC (TN)
Knoxville Home Care Services, LLC# (DE)
Knoxville, Tennessee Turkey Creek MOB, LLC (DE)
Kosciusko Ambulance Services, LLC (DE)
Kosciusko Medical Group, LLC (DE)
La Porte Clinic Company, LLC* (DE)
La Porte Health System, LLC* (DE)
La Porte Home Care Services, LLC* (DE)
La Porte Hospital Company, LLC* (DE)	d/b/a La Porte Hospital
La Porte Occupational Health Services, LLC* (DE)
Lake Area Physician Services, LLC (DE)
Lake Area Surgicare, A Partnership in Commendam* (LA)
Lake Shore HMA Medical Group, LLC* (FL)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Lake Shore HMA, LLC* (FL)	d/b/a Shands Lake Shore Regional Medical Center
Lake Wales Clinic Corp. (FL)
Lake Wales Hospital Corporation* (FL)	d/b/a Lake Wales Medical Center
Lake Wales Hospital Investment Corporation* (FL)
Lake Wales Imaging Center, LLC (DE)
Lakeland Home Care Services, LLC# (DE)
Lakeway Hospital Company, LLC (TN)
Lancaster Clinic Corp. (SC)
Lancaster Emergency Medical Services Association (PA)
Lancaster HMA Physician Management, LLC (PA)
Lancaster HMA, LLC* (PA)	d/b/a Heart of Lancaster Regional Medical Center
Lancaster Home Care Services, LLC# (DE)
Lancaster Hospital Corporation (DE)	d/b/a Springs Memorial Hospital
Lancaster Imaging Center, LLC (SC)
Lancaster Medical Group HMA, LLC (PA)
Lancaster Medical Group, LLC (PA)
Lancaster Outpatient Imaging, LLC (PA)
LaPorte Medical Group Surgical Center, LLC# (IN)
Laredo Clinic Asset Holding Company, LLC (DE)
Laredo Texas Hospital Company, L.P. (TX)	d/b/a Laredo Medical Center
Las Cruces ASC-GP, LLC (DE)
Las Cruces Home Care Services, LLC# (DE)
Las Cruces Medical Center, LLC (DE)	d/b/a Mountain View Regional Medical Center
Las Cruces Physician Services, LLC (DE)
Las Cruces Surgery Center – Telshor, LLC (DE)
Las Cruces Surgery Center, L.P.* (DE)
Lea Regional Hospital, LLC (DE)	d/b/a Lea Regional Medical Center
Lebanon HMA Leasing, LLC (TN)
Lebanon HMA Physician Management, LLC (TN)
Lebanon HMA Surgery Center, LLC (TN)
Lebanon HMA, LLC (TN)	d/b/a Tennova Healthcare – Lebanon; Tennova Healthcare – McFarland Lebanon Campus
Lehigh HMA Physician Management, LLC (FL)
Lehigh HMA, LLC (FL)
LHT Knoxville Properties, LLC# (DE)
Little Rock HMA, Inc. (AR)
Live Oak HMA Medical Group, LLC* (FL)
Live Oak HMA, LLC* (FL)	d/b/a Shands Live Oak Regional Medical Center
Logan Hospital Corporation (WV)
Logan, West Virginia Hospital Company, LLC (WV)
Lone Star HMA Physician Management, Inc. (TX)
Lone Star HMA, L.P. (DE)
Longview Clinic Operations Company, LLC (DE)
Longview Medical Center, L.P. (DE)	d/b/a Longview Regional Medical Center
Longview Merger, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Longview Outpatient Physical Therapy, LLC (DE)
Louisa Home Care Holdings, LLC (DE)
Louisa Home Care Services, LLC (DE)
Louisburg HMA Physician Management, LLC (NC)
Louisburg/Novant, LLC (NC)
Lower Florida Keys Physician/Hospital Organization, Inc.# (FL)
LRH, LLC (DE)
LS Psychiatric, LLC (DE)
Lufkin Clinic Asset Holding Company, LLC (DE)
Lutheran Health Network CBO, LLC (DE)
Lutheran Health Network Investors, LLC* (DE)
Lutheran Health Network of Indiana, LLC (DE)
Lutheran Health Quality Alliance, LLC (DE)
Lutheran Medical Group, LLC (DE)
Lutheran Medical Office Park Phase II Property Owners Association, Inc. # (IN)
Lutheran Medical Office Park Property Owners Association, Inc.# (IN)
Lutheran Musculoskeletal Center, LLC* (DE)
Lutheran/TRMA Network, LLC# (IN)
Macon Healthcare, LLC# (DE)
Madison Cardiovascular Physician Services, LLC (DE)
Madison Clinic Corp. (TN)
Madison HMA Physician Management, LLC (MS)
Madison HMA, LLC (MS)	d/b/a Merit Health Madison
Madison Hospital, LLC (AL)
Marathon H.M.A., LLC (FL)
Marathon HMA Medical Group, LLC (FL)
Marion Physician Services, LLC (DE)
Marshall County HMA, LLC (OK)	d/b/a AllianceHealth Madill
Marshall County HMPN, LLC (OK)
Martin Clinic Corp. (TN)
Martin Hospital Company, LLC (TN)	d/b/a Tennova Healthcare – Volunteer Martin
Martins Ferry Clinic Company, LLC (DE)
Martins Ferry Hospital Company, LLC (DE)
Mary Black Health System LLC (DE)	d/b/a Mary Black Health System – Spartanburg
Mary Black Medical Office Building Limited Partnership* (SC)
Mary Black MOB II, L.P.* (SC)
Mary Black Orthopedic Group, LLC (DE)
Mary Black Physician Services, LLC (DE)
Mary Black Physicians Group, LLC (DE)
Mat-Su Regional ASC GP, LLC (DE)
Mat-Su Regional Surgery Center, L.P. (DE)
Mat-Su Valley II, LLC* (AK)
Mat-Su Valley III, LLC* (AK)
Mat-Su Valley Medical Center, LLC* (AK)	d/b/a Mat-Su Regional Medical Center
Mayes County HMA, LLC (OK)	d/b/a AllianceHealth Pryor

Community Health Systems, Inc.

SUBSIDIARY LISTING

Mayes County HMPN, LLC (OK)
Mayes County Home Health, LLC# (OK)
McKenna Court Homes, LLC (DE)
McNairy Clinic Corp. (TN)
McNairy Hospital Corporation (TN)
MCSA, L.L.C. (AR)
MDSave, Inc.# (DE)
Medical Arts General Partnership# (PA)
Medical Center at Terrell, LLC (DE)
Medical Center of Brownwood, LLC (DE)
Medical Holdings, Inc. (KS)
Medical Imaging Center of Ocala, LLP# (FL)
MEDSTAT, LLC (IN)
Melbourne HMA Medical Group, LLC (FL)
Melbourne HMA, LLC (FL)	d/b/a Wuesthoff Medical Center – Melbourne
Memorial Hospital of Salem Malpractice Assistance Fund, Inc. (NJ)
Mercy Cardiovascular Cath Lab, LLC# (PA)
Merger Legacy Holdings, LLC (DE)
Meridian HMA Clinic Management, LLC (MS)
Meridian HMA Nursing Home, LLC (MS)
Meridian HMA, LLC (MS)
Merit Health Biloxi ASC Holdings, LLC (DE)
Merritt Island ASC, LLC* (FL)
Mesquite HMA General, LLC (DE)
Metro Knoxville HMA, LLC (TN)	d/b/a Physicians Regional Medical Center; Turkey Creek Medical Center; North Knoxville Medical Center
MHS Ambulatory Surgery Center, Inc. (ND)
Michigan City MOB, LLC# (IN)
Mid-Plains, LLC (DE)
Midwest City HMA Physician Management, LLC* (OK)
Midwest Regional Medical Center, LLC* (OK)	d/b/a AllianceHealth Midwest
Minot Health Services, Inc. (ND)
Mississippi Alzheimer Holdings, LLC (DE)
Mississippi Health Management Medical Education Fund, LLC (MS)
Mississippi HMA DME, LLC (MS)
Mississippi HMA Holdings I, LLC (DE)
Mississippi HMA Holdings II, LLC (DE)
Mississippi HMA Hospitalists, LLC (MS)
Mississippi HMA Regional Service Center, LLC (MS)
Mississippi HMA Urgent Care, LLC (MS)
Mississippi HMA Ventures, LLC (MS)
Mississippi LTAC Holdings, LLC (DE)
ML Surgery Center, L.L.C. (PA)
Moberly HBP Medical Group, LLC (DE)
Moberly Hospital Company, LLC (DE)	d/b/a Moberly Regional Medical Center
Moberly Medical Clinics, Inc. (MO)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Moberly Physicians Corp. (MO)
Mohave Imaging Center, LLC (AZ)
Mooresville HMA Investors, LLC* (NC)
Mooresville HMA Physician Management, LLC (NC)
Mooresville Home Care Services, LLC# (DE)
Mooresville Hospital Management Associates, LLC* (NC)	d/b/a Lake Norman Regional Medical Center
Mooresville PPM, LLC* (NC)
Morristown Clinic Corp. (TN)
Morristown Professional Centers, Inc. (TN)
Morristown Surgery Center, LLC (TN)
Munroe HMA HMPN, LLC (FL)
Munroe HMA Holdings, LLC* (FL)
Munroe HMA Hospital, LLC (FL)	d/b/a Munroe Regional Medical Center
Munroe HMA Physician Health Partners, LLC (FL)
Munroe Regional Homecare, LLC# (FL)
Nanticoke Hospital Company, LLC (DE)
Naples HMA, LLC (FL)	d/b/a Physicians Regional Medical Center – Pine Ridge; Physicians Regional Medical Center – Collier
Natchez Clinic Company, LLC (DE)
Natchez HBP Services, LLC (DE)
Natchez Hospital Company, LLC (DE)	d/b/a Merit Health Natchez
National Healthcare of England Arkansas, Inc. (AR)
National Healthcare of Holmes County, Inc. (FL)
National Healthcare of Leesville, Inc. (DE)	d/b/a Byrd Regional Hospital
National Healthcare of Newport, Inc. (DE)
Navarro Hospital, L.P. (DE)	d/b/a Navarro Regional Hospital
Navarro Regional, LLC (DE)
NC-CSH, Inc. (CA)
NC-DSH, LLC (NV)
Neuroskeletal Imaging, LLC* (FL)
New Cedar Lake Surgery Center, LLC# (MS)
Newport Home Care Services, LLC (DE)
Newport Physician Clinics, Inc. (AR)
NHCI of Hillsboro, Inc. (TX)	d/b/a Hill Regional Hospital
North Carolina HMA Regional Service Center, LLC (NC)
North Okaloosa Clinic Corp. (FL)
North Okaloosa Home Health, LLC# (FL)
North Okaloosa Medical Corp.* (FL)
North Okaloosa Surgery Venture Corp. (FL)
North Port HMA, LLC (FL)
Northampton Cardiology Clinic, LLC (DE)
Northampton Clinic Company, LLC (DE)
Northampton Endoscopy Center, LLC* (DE)
Northampton Home Care, LLC# (DE)
Northampton Hospital Company, LLC (DE)	d/b/a Easton Hospital
Northampton Physician Services Corp. (PA)
Northampton Urgent Care, LLC (DE)
Northeast Medical Center, L.P. (DE)
Northeastern Pennsylvania Imaging Center# (PA)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Northern Indiana Oncology Center of Porter Memorial Hospital, LLC* (IN)
Northwest Allied Physicians, LLC (DE)
Northwest Arkansas Employees, LLC (DE)
Northwest Arkansas Hospitals, LLC (DE)	d/b/a Northwest Medical Center – Bentonville; Northwest Medical Center – Springdale; Willow Creek Women’s Hospital
Northwest Benton County Physician Services, LLC (DE)
Northwest Cardiology, LLC (DE)
Northwest Hospital Cardiac Diagnostics, L.P. (TN)
Northwest Hospital, LLC (DE)	d/b/a Northwest Medical Center
Northwest Indiana Health System, LLC* (DE)
Northwest Marana Hospital, LLC (DE)
Northwest Medical Center CT/MRI at Marana, LLC (DE)
Northwest Physicians, LLC (AR)
Northwest Rancho Vistoso Imaging Services, LLC (DE)
Northwest Tucson ASC-GP, LLC (DE)
Northwest-Sparks Quality Alliance, LLC (DE)
NOV Holdings, LLC (DE)
NRH, LLC (DE)
NWA Outpatient Surgery Center, LLC (DE)
Oak Hill Clinic Corp. (WV)
Oak Hill Hospital Corporation (WV)	d/b/a Plateau Medical Center
Ohio Medical Imaging JV, LLC# (DE)
Ohio Sleep Disorders Centers, LLC# (OH)
Oklahoma City ASC-GP, LLC (DE)
Oklahoma City Home Care Services, LLC# (DE)
Oklahoma HMA Urgent Care, LLC* (OK)
Olive Branch Clinic Corp. (MS)
Olive Branch Hospital, Inc. (MS)
One Boyertown Properties, L.P.# (PA)
Open Air of MSLOU, L.L.C. (LA)
Oro Valley Hospital, LLC (DE)	d/b/a Oro Valley Hospital
OsceolaSC, LLC* (DE)	d/b/a St. Cloud Regional Medical Center
Osler HMA Medical Group, LLC (FL)
Oviedo HMA, LLC (FL)
Pacific Group ASC Division, Inc. (AZ)
Pacific Physicians Services, LLC (DE)
Pain Management Joint Venture, LLP# (TX)
Palm Drive Hospital, L.P. (DE)
Palm Drive Medical Center, LLC (DE)
Palmer-Wasilla Health System, LLC (DE)
Palmetto Tri-County Medical Specialists, LLC (DE)
Palmetto Women’s Care, LLC (DE)
Pampa Medical Center, LLC (DE)
Panhandle Medical Center, LLC (DE)
Panhandle Surgical Hospital, L.P. (DE)
Parkway Regional Medical Clinic, Inc. (KY)
Pasco Hernando HMA Physician Management, LLC* (FL)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Pasco Regional Medical Center, LLC (FL)	d/b/a Bayfront Health Dade City
Payson Healthcare Management, Inc. (AZ)
Payson Home Care Services, LLC (DE)
Payson Hospital Corporation (AZ)
PBEC HMA, Inc. (FL)
PDMC, LLC (DE)
Peace River HMA Nursing Center, LLC (FL)
Peckville Hospital Company, LLC (DE)
Pecos Valley of New Mexico, LLC (DE)
Peerless Healthcare, LLC (TN)
Pennsylvania Hospital Company, LLC (DE)
Personal Home Health Care, LLC (TN)
Petersburg Clinic Company, LLC (VA)
Petersburg Home Care Services, LLC# (DE)
Petersburg Hospital Company, LLC* (VA)	d/b/a Southside Regional Medical Center
Phillips & Coker OB-GYN, LLC (DE)
Phoenix Surgical, LLC (DE)
Phoenixville Clinic Company, LLC (DE)
Phoenixville Hospital Company, LLC (DE)	d/b/a Phoenixville Hospital
Phoenixville Hospital Malpractice Assistance Fund, Inc. (PA)
Phoenixville Orthopedic Specialists, LLC (DE)
Phoenixville Specialty Clinics, LLC (DE)
Physician Practice Support, LLC (TN)
Physicians Regional Marco Island, LLC (FL)
Piney Woods Healthcare System, L.P.* (DE)	d/b/a Woodland Heights Medical Center
Plymouth Hospital Corporation (NC)
Poinciana HMA, LLC (FL)
Polk Medical Services, Inc. (TN)
Ponca City Home Care Services, LLC# (OK)
Poplar Bluff Physician Management, LLC (MO)
Poplar Bluff Regional Medical Center, LLC (MO)	d/b/a Poplar Bluff Regional Medical Center
Port Charlotte HMA Physician Management, LLC (FL)
Port Charlotte HMA, LLC (FL)	d/b/a Bayfront Health Port Charlotte
Porter Health Services, LLC (DE)
Porter Hospital, LLC* (DE)	d/b/a Porter Regional Hospital
Porter Outpatient Services, LLC (DE)
Porter Physician Services, LLC (DE)
Pottstown Clinic Company, LLC (DE)
Pottstown Home Care Services, LLC# (DE)
Pottstown Hospital Company, LLC (DE)	d/b/a Pottstown Memorial Medical Center
Pottstown Hospital Corporation (PA)
Pottstown Imaging Company, LLC (DE)
Pottstown Medical Specialists, Inc.# (PA)
Pottstown Memorial Ambulance Company, LLC (DE)
Pottstown Memorial Malpractice Assistance Fund, Inc. (PA)
Pottstown Professional Services Company, LLC (DE)
Preferential Health Network, Inc. (SC)
Preferred Nurse Staffing, LLC (MS)
Premier Care Super PHO, LLC (DE)
PremierCare of Arkansas, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

PremierCare of Northwest Arkansas, LLC (AR)
Procure Solutions, LLC (DE)
Professional Account Services Inc. (TN)
Punta Gorda HMA Physician Management, LLC (FL)
Punta Gorda HMA, LLC (FL)	d/b/a Bayfront Health Punta Gorda
Punta Gorda Medical Arts Center Association, Inc. (FL)
QHG Georgia Holdings II, LLC (DE)
QHG Georgia Holdings, Inc. (GA)
QHG Georgia, L.P. (GA)
QHG of Barberton, Inc. (OH)
QHG of Bluffton Company, LLC (DE)
QHG of Clinton County, Inc. (IN)
QHG of Enterprise, Inc. (AL)	d/b/a Medical Center Enterprise
QHG of Forrest County, Inc. (MS)
QHG of Fort Wayne Company, LLC (DE)
QHG of Hattiesburg, Inc. (MS)
QHG of Kenmare, Inc. (ND)
QHG of Lake City, Inc. (SC)
QHG of Minot, Inc. (ND)
QHG of Ohio, Inc. (OH)
QHG of South Carolina, Inc. (SC)	d/b/a Carolinas Hospital System; Carolinas Hospital System - Marion
QHG of Spartanburg, Inc. (SC)
QHG of Springdale, Inc. (AR)
QHG of Texas, Inc. (TX)
QHG of Warsaw Company, LLC (DE)
Quorum ELF, Inc. (DE)
Quorum Health Services, Inc. (DE)
Rankin Cardiology Center, LLC (MS)
Red Bud Home Care Services, LLC# (DE)
Redimed Dekalb, LLC (IN)
Regional Cancer Treatment Center, Ltd.# (TX)
Regional Cardiology Center, L.L.C.# (MS)
Regional Cardiology Group, LLC (DE)
Regional Employee Assistance Program (TX)
Regional Hospital of Longview, LLC (DE)
Regional Surgical Services, LLC (VA)
Rehab Hospital of Fort Wayne General Partnership* (DE)
Revenue Cycle Service Center, LLC (DE)
River Oaks Hospital, LLC (MS)	d/b/a Merit Health River Oaks
River Oaks Management Company, LLC (MS)
River Oaks Medical Office Building, LLC (MS)
River Region Medical Corporation (MS)
Riverpark Community Cath Lab, LLC# (DE)
Riverview Regional Medical Center, LLC* (DE)
Rockledge HMA Convenient Care, LLC (FL)
Rockledge HMA Medical Group, LLC (FL)
Rockledge HMA Urgent Care, LLC (FL)
Rockledge HMA, LLC (FL)	d/b/a Wuesthoff Medical Center - Rockledge
Rockwood Clinic Real Estate Holdings, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Rockwood Clinic, P.S.* (WA)
ROH, LLC (MS)	d/b/a Merit Health Woman’s Hospital
Ronceverte Physician Group, LLC (DE)
Rose City HMA Medical Group, LLC* (PA)
Rose City HMA, LLC* (PA)	d/b/a Lancaster Regional Medical Center
Roswell Clinic Corp. (NM)
Roswell Community Hospital Investment Corporation (DE)
Roswell Hospital Corporation (NM)	d/b/a Eastern New Mexico Medical Center
Russell County Clinic Corp. (VA)
Russell County Medical Center, Inc. (VA)
Ruston Clinic Company, LLC (DE)
Ruston Hospital Corporation (DE)
Ruston Louisiana Hospital Company, LLC (DE)	d/b/a Northern Louisiana Medical Center
SACMC, LLC (DE)
Salem Clinic Corp. (NJ)
Salem Home Care Holdings, LLC (DE)
Salem Home Care Services, LLC (DE)
Salem Hospital Corporation (NJ)	d/b/a The Memorial Hospital of Salem County
Samaritan Surgicenters of Arizona II, LLC (AZ)
San Angelo Ambulatory Surgery Center, Ltd.# (TX)
San Angelo Community Medical Center, LLC (DE)
San Angelo Hospital, L.P.# (DE)	d/b/a San Angelo Community Medical Center
San Angelo Medical, LLC (DE)
San Leandro Hospital, L.P. (DE)
San Leandro Medical Center, LLC (DE)
San Leandro, LLC (DE)
Santa Rosa HMA Physician Management, LLC (FL)
Santa Rosa HMA Urgent Care, LLC (FL)
SCA JV II, LLC# (DE)
SCA JV, LLC* (DE)
Schuylkill Internal Medicine Associates, LLC (DE)
Scott County HMA, LLC (TN)
Scranton Cardiovascular Physician Services, LLC (DE)
Scranton Clinic Company, LLC (DE)
Scranton Emergency Physician Services, LLC (DE)
Scranton GP Holdings, LLC (DE)
Scranton Holdings, LLC (DE)
Scranton Home Care Services, LLC (DE)
Scranton Hospital Company, LLC (DE)	d/b/a Regional Hospital of Scranton
Scranton Hospitalist Physician Services, LLC (DE)
Scranton Quincy Ambulance, LLC (DE)
Scranton Quincy Clinic Company, LLC (DE)
Scranton Quincy Holdings, LLC (DE)
Scranton Quincy Home Care Services, LLC# (DE)
Scranton Quincy Hospital Company, LLC (DE)	d/b/a Moses Taylor Hospital
Scranton Quincy QRFS, LLC (DE)
SE PA Medical Imaging JV, LLC# (DE)
Sebastian HMA Physician Management, LLC (FL)
Sebastian Home Care Services, LLC# (DE)
Sebastian Hospital, LLC (FL)	d/b/a Sebastian River Medical Center

Community Health Systems, Inc.

SUBSIDIARY LISTING

Sebastian River Medical Plaza Condominium Association, Inc.* (FL)
Sebastopol, LLC (DE)
Sebring HMA Physician Management, LLC (FL)
Sebring Hospital Management Associates, LLC (FL)	d/b/a Highlands Regional Medical Center
Seminole HMA, LLC (OK)	d/b/a AllianceHealth Seminole
Seminole HMPN, LLC (OK)
Senior Circle Association (TN)
SEPA Integrated Providers Alliance, LLC (DE)
SEPASC JV, LLC* (DE)
Sharon Clinic Company, LLC (DE)
Sharon Home Care Services, LLC# (DE)
Sharon Pennsylvania Holdings, LLC (DE)
Sharon Pennsylvania Hospital Company, LLC (DE)	d/b/a Sharon Regional Health System
Sharon Regional HBP Medical Group, LLC (DE)
Shelby Alabama Real Estate, LLC (DE)
Shelbyville Clinic Corp. (TN)
Shelbyville Home Care Services, LLC# (DE)
Shelbyville Hospital Company, LLC (TN)	d/b/a Tennova Healthcare – Shelbyville
Sherman Hospital, L.P. (DE)
Sherman Medical Center, LLC (DE)
Siloam Springs Arkansas Hospital Company, LLC (DE)	d/b/a Siloam Springs Regional Hospital
Siloam Springs Clinic Company, LLC (DE)
Siloam Springs Holdings, LLC (DE)
Silver Creek MRI, LLC (AZ)
SJ Home Care, LLC# (DE)
SkyRidge Clinical Associates, LLC (DE)
SLH, LLC (DE)
South Alabama Managed Care Contracting, Inc. (AL)
South Alabama Medical Management Services, Inc. (AL)
South Alabama Physician Services, Inc. (AL)
South Arkansas Clinic, LLC (DE)
South Arkansas Physician Services, LLC (DE)
South Tulsa Medical Group, LLC (DE)
SouthCrest Anesthesia Group, LLC (DE)
SouthCrest Medical Group, LLC (DE)
SouthCrest, L.L.C. (OK)
Southeast Alabama Maternity Center, LLC# (AL)
Southeast HMA Holdings, LLC (DE)
Southern Chester County Medical Building I* (PA)
Southern Chester County Medical Building II* (PA)
Southern Texas Medical Center, LLC (DE)
Southside Physician Network, LLC (DE)
Southwest Florida HMA Holdings, LLC (DE)
Southwest Physicians Risk Retention Group, Inc. (SC)
Sparks PremierCare, L.L.C. (AR)
Spokane Home Care Services, LLC# (DE)
Spokane Valley Washington Hospital Company, LLC (DE)	d/b/a Valley Hospital and Medical Center
Spokane Washington Hospital Company, LLC (DE)	d/b/a Deaconess Hospital
Spring Hill HMA Medical Group, LLC (FL)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Spring Hill HMA Physician Management, LLC (FL)
Springdale Home Care Services, LLC# (DE)
Sprocket Medical Management, LLC (TX)
SS ParentCo., LLC (DE)
St. Cloud HMA Physician Management, LLC (FL)
St. Cloud Physician Management, LLC* (FL)
St. Joseph Health System, LLC* (DE)	d/b/a St. Joseph Health System
St. Joseph Medical Group, Inc. (IN)
Starke HMA Medical Group, LLC* (FL)
Starke HMA, LLC* (FL)	d/b/a Shands Starke Regional Medical Center
Statesboro HMA Medical Group, LLC (GA)
Statesboro HMA Physician Management, LLC (GA)
Statesville HMA Medical Group, LLC (NC)
Statesville HMA Physician Management, LLC (NC)
Statesville HMA, LLC (NC)	d/b/a Davis Regional Medical Center
Statesville PPM, LLC (NC)
StrokeCareNow, LLC# (IN)
Summit Surgical Suites, LLC# (IN)
Sumter HMA, LLC (FL)
Supply Chain Shared Service Center, LLC (DE)
Surgery Center of Midwest City, LLC* (DE)
Surgery Center of Salem County, L.L.C.* (NJ)
Surgical Center of Amarillo, LLC (DE)
Surgical Center of Carlsbad, LLC (DE)
Surgicare of Clarksville, LLC# (TN)
Surgicare of Independence, Inc. (MO)
Surgicare of San Leandro, Inc. (CA)
Surgicare of Sherman, Inc. (TX)
Surgicare of Victoria, Inc. (TX)
Surgicare of Victoria, Ltd. (TX)
Surgicare Outpatient Center of Lake Charles, Inc. (LA)
Surgicenter of Johnson County, Inc. (KS)
Surgicenters of America, Inc. (AZ)
Susitna Surgery Center, LLC (DE)
SVRMC-HBP, LLC (DE)
Tennessee HMA Holdings, LP (DE)
Tennessee HMA Regional Service Center, LLC (TN)
Tennyson Holdings, LLC (DE)
Terrell Hospital, L.P. (DE)
Terrell Medical Center, LLC (DE)
Texas Bay Area Clinical Services, Inc. (TX)
Texas Mammography JV Holdings, LLC# (DE)
Texas Women’s Imaging JV Holdings, LLC (DE)
The LAMC Building E Condominium Association, Inc.* (LA)
The Sleep Disorder Center of Wyoming Valley, LLC (PA)
The Surgery Center at Durant, LLC* (OK)
The Surgery Center of Ocala, LLC# (TN)
The Surgery Center, LLC (MS)
The Vicksburg Clinic, LLC (DE)
Timberland Medical Group (TX)

Community Health Systems, Inc.

SUBSIDIARY LISTING

TimberRidge Imaging Center, LLP# (FL)
Tomball Ambulatory Surgery Center, L.P. (TX)
Tomball Clinic Asset Holding Company, LLC (DE)
Tomball Sports Training Venture, LLC* (DE)
Tomball Texas Equipment Ventures, LLC (TX)
Tomball Texas Holdings, LLC (DE)
Tomball Texas Home Care Services, LLC# (DE)
Tomball Texas Hospital Company, LLC (DE)	d/b/a Tomball Regional Medical Center
Tomball Texas Ventures, LLC (DE)
Triad Corporate Services, Limited Partnership (DE)
Triad CSGP, LLC (DE)
Triad CSLP, LLC (DE)
Triad Healthcare System of Phoenix, L.P. (DE)
Triad Healthcare, LLC (DE)
Triad Holdings III, LLC (DE)
Triad Holdings IV, LLC (DE)
Triad Holdings V, LLC (DE)
Triad Holdings VI, Inc. (DE)
Triad Indiana Holdings, LLC* (DE)
Triad Nevada Holdings, LLC (DE)
Triad of Alabama, LLC (DE)	d/b/a Flowers Hospital
Triad of Arizona (L.P.), Inc. (AZ)
Triad of Phoenix, Inc. (AZ)
Triad RC, Inc. (DE)
Triad-Arizona I, Inc. (AZ)
Triad-ARMC, LLC (DE)
Triad-Denton Hospital GP, LLC (DE)
Triad-Denton Hospital, L.P. (DE)
Triad-El Dorado, Inc. (AR)
Triad-Navarro Regional Hospital Subsidiary, LLC (DE)
Triad-South Tulsa Hospital Company, Inc. (OK)
Tri-Irish, Inc. (DE)
Tri-World, LLC (DE)
TROSCO, LLC (DE)
Troy Hospital Corporation (AL)
Tucson Home Care Services, LLC# (DE)
Tug Valley Healthcare Alliance, Inc. (WV)
Tullahoma HMA Leasing, LLC (TN)
Tullahoma HMA Physician Management, LLC (TN)
Tullahoma HMA, LLC (TN)	d/b/a Tennova Healthcare – Harton
Tunkhannock Clinic Company, LLC (DE)
Tunkhannock Hospital Company, LLC (DE)	d/b/a Tyler Memorial Hospital
Tunkhannock Hospital Physician Services, LLC (DE)
Tuscora Park Medical Specialists, LLC (DE)
Upper Delaware Valley Cancer Center Associates# (PA)
Urgent Care JV Holdings, LLC (DE)
USRC Montgomery Partners, LLC# (PA)
USRC PMMC, LLC# (PA)
USRC Pottstown, LLC# (PA)
Valley Advanced Imaging, LLC# (IN)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Valley Advanced MRI, LLC# (IN)
ValleyCare Cardiology Group, LLC (DE)
Valparaiso Home Care Services, LLC# (DE)
Van Buren H.M.A., LLC (AR)	d/b/a Summit Medical Center
Van Buren HMA Central Business Office, LLC (AR)
Vanderbilt-Gateway Cancer Center, G.P.# (DE)
Venice HMA, LLC (FL)	d/b/a Venice Regional Bayfront Health
Venice Home Care Services, LLC# (DE)
Vero Beach Florida ASC, LLC (DE)
VHC Holdings, LLC (DE)
VHC Medical, LLC (DE)
Vicksburg Healthcare, LLC (DE)	d/b/a Merit Health River Region
Vicksburg HMA Physician Management, LLC (MS)
Vicksburg Surgical Center, LLC (DE)
Victoria Clinic Asset Holding Company, LLC (DE)
Victoria Hospital, LLC (DE)
Victoria of Texas, L.P. (DE)	d/b/a DeTar Hospital Navarro; DeTar Hospital North
Victoria Texas Home Care Services, LLC# (DE)
Village Medical Center Associates, LLC (DE)
Virginia Care Company, LLC (DE)
Virginia Hospital Company, LLC (VA)
VirtualHealthNow, LLC (DE)
Warren Ohio Hospital Company, LLC (DE)	d/b/a Trumbull Memorial Hospital
Warren Ohio Physician Services, LLC (DE)
Warren Ohio Rehab Hospital Company, LLC (DE)
Warsaw Health System, LLC* (DE)	d/b/a Kosciusko Community Hospital
Washington Clinic Corp. (MS)
Washington Hospital Corporation (MS)
Washington Physician Corp. (MS)
WA-SPOK DH CRNA, LLC (DE)
WA-SPOK DH Urgent Care, LLC (DE)
WA-SPOK Kidney Care, LLC (DE)
WA-SPOK Medical Care, LLC (DE)
WA-SPOK Primary Care, LLC (DE)
WA-SPOK Pulmonary & Critical Care, LLC (DE)
WA-SPOK VH CRNA, LLC (DE)
WA-SPOK VH Urgent Care, LLC (DE)
Wauchula HMA Physician Management, LLC (FL)
Waukegan Hospice, LLC# (DE)
Weatherford Home Care Services, LLC# (DE)
Weatherford Hospital Corporation (TX)
Weatherford Mammography JV, LLC# (DE)
Weatherford Texas Hospital Company, LLC (TX)	d/b/a Weatherford Regional Medical Center
Webb County Texas Home Care Services, LLC# (DE)
Webb Hospital Corporation (DE)
Webb Hospital Holdings, LLC (DE)
Wesley Health System LLC (DE)	d/b/a Merit Health Wesley
Wesley HealthTrust, Inc. (MS)
Wesley Physician Services, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

West Anaheim Medical Center, LLC (DE)
West Anaheim, LLC (DE)
West Grove Clinic Company, LLC (DE)
West Grove Family Practice, LLC (DE)
West Grove Home Care, LLC# (DE)
West Grove Hospital Company, LLC (DE)	d/b/a Jennersville Regional Hospital
Western Arizona Regional Home Health and Hospice, LLC# (AZ)
Western Reserve Health Education, Inc. (DE)
Westmed (TX)
Wharton Medco, LLC (DE)
Wheeling HBP Clinic Company, LLC (DE)
Wheeling West Virginia Clinic Company, LLC (DE)
Wheeling West Virginia Hospital Company, LLC (DE)
WHMC, LLC (DE)
Wichita Falls Texas Home Care, LLC# (TX)
Wichita Falls Texas Private Duty Corporation (TX)
Wilkes-Barre Academic Medicine, LLC (DE)
Wilkes-Barre Behavioral Hospital Company, LLC (DE)
Wilkes-Barre Behavioral Ventures, LLC (DE)
Wilkes-Barre Clinic Company, LLC (DE)
Wilkes-Barre Community Residential Unit, LLC (DE)
Wilkes-Barre Holdings, LLC (DE)
Wilkes-Barre Home Care Services, LLC# (DE)
Wilkes-Barre Hospital Company, LLC (DE)	d/b/a Wilkes-Barre General Hospital
Wilkes-Barre Intermountain Clinic, LLC (DE)
Wilkes-Barre Personal Care Services, LLC (DE)
Wilkes-Barre Radiation Oncology, LLC# (DE)
Wilkes-Barre Skilled Nursing Services, LLC (DE)
Willamette Community Medical Group, LLC (DE)
Williamson HMA Physician Management, LLC* (DE)
Williamson Memorial Hospital, LLC* (WV)	d/b/a Williamson Memorial Hospital
Wiregrass Clinic, LLC (DE)
Women & Children’s Hospital, LLC (DE)	d/b/a Lake Area Medical Center
Women’s Health Partners, LLC (DE)
Women’s Health Specialists of Birmingham, Inc. (AL)
Women’s Health Specialists of Carlisle, LLC (PA)
Woodland Heights Medical Center, LLC (DE)
Woodward Clinic Company, LLC (DE)
Woodward Health System, LLC (DE)	d/b/a AllianceHealth Woodward
Woodward Home Care Services, LLC# (DE)
Wyoming Michigan Holdings, LLC (DE)
Yakima HMA Home Health, LLC (WA)
Yakima HMA Physician Management, LLC (WA)
Yakima HMA, LLC (WA)	d/b/a Toppenish Community Hospital; Yakima Regional Medical & Cardiac Center
Yakima Home Care Holdings, LLC (DE)
York Anesthesiology Physician Services, LLC (DE)
York Clinic Company, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

York Home Care Services, LLC# (DE)
York Pathology Physician Services, LLC (DE)
York Pennsylvania Holdings, LLC (DE)
York Pennsylvania Hospital Company, LLC (DE)	d/b/a Memorial Hospital
Youngstown Home Care Services, LLC# (DE)
Youngstown Ohio Hospital Company, LLC (DE)	d/b/a Northside Medical Center
Youngstown Ohio Laboratory Services Company, LLC (DE)
Youngstown Ohio Outpatient Services Company, LLC (DE)
Youngstown Ohio Physician Services Company, LLC (DE)
Youngstown Ohio PSC, LLC (DE)